Fees Summary	Sep. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,267,986.52
Previously Paid Amount	0.00
Total Fee Amount	194.13
Total Offset Amount	0.00
Net Fee	$ 194.13